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                                                                   Exhibit 10.24

                 THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ---------------------------------------------



         This Third Amendment to Revolving Credit Agreement ("Third Amendment") is made as of February 17, 1999 by and among Bridgestreet Accommodations, Inc. f/k/a Bridgestreet International, Inc. ("Borrower"), a Delaware corporation having its principal place of business at 30670 Bainbridge Road, Solon, OH 44139, Fleet National Bank, a national banking association ("Fleet"), Bank One, N.A., a national banking association ("Bank One"), and Fleet National Bank, as agent for itself and Bank One (the "Agent").

                                    RECITALS
                                    --------

         WHEREAS, the Borrower, Fleet and Agent have previously entered into that certain Revolving Credit Agreement, dated as of March 31, 1997 (the "Original Credit Agreement"), pursuant to which Fleet made available to the Borrower a revolving credit loan facility having a maximum available borrowing amount of $10,000,000; and

         WHEREAS, the Borrower, Fleet and the Agent previously entered into that certain First Amendment to Revolving Credit Agreement dated as of May 5, 1997 pursuant to which certain provisions of the Original Credit Agreement were amended;

         WHEREAS, Fleet subsequently assigned a portion of its original commitment to Bank One;

         WHEREAS, the Borrower, Fleet and Bank One previously entered into that certain Second Amendment to Revolving Credit Agreement dated as of March 20, 1998 pursuant to which the aggregate commitment of Fleet and Bank One was increased to $25.0 million and certain other provisions of the Original Credit Agreement were further amended (the Original Credit Agreement, as amended to date, being referred to herein as the "Credit Agreement");

         WHEREAS, the parties hereto now desire to amend the Credit Agreement in certain respects in order to (i) amend certain pricing provisions, (ii) modify certain financial covenants, (iii) amend the requirements for permitted acquisitions, and (iv) make certain other modifications to the provisions of the Credit Agreement, all as more particularly set forth hereinbelow.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree to modify and amend the Credit Agreement as follows:

         Section 1. DEFINITIONS. All capitalized terms used herein without definition shall have their respective meanings provided therefor in the Credit Agreement.

         Section 2. AMENDMENT OF SPECIFIC PROVISIONS. The following specific provisions of the Credit Agreement are hereby modified and amended as follows:

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         (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the definition of "Adjustment Date" as follows:

         "ADJUSTMENT DATE. The first day of the calendar month immediately following the month in which a compliance certificate is to be delivered by the Borrower pursuant to Section 7.4(c) hereof."

         (b) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the definition of "Applicable Margin" as follows:

         "APPLICABLE MARGIN. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each, a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Leverage Ratio, as determined for the period ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period."

 INTEREST RATES                                       FEES
 ---------------------------------------------------------------------------
 LEVERAGE RATIO       PRIME RATE       EURODOLLAR RATE   COMMITMENT FEE RATE
                      LOANS            LOANS
 ---------------------------------------------------------------------------
 less than or
 equal to 1.25:1       0.25%            1.75%             0.375%
 ---------------------------------------------------------------------------
 greater
 than 1.25:1           0.50%            2.00%             0.450%
 ---------------------------------------------------------------------------

         In the event the Borrower fails to deliver any compliance certificate pursuant to Section 7.4(c) hereof, then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such compliance certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above. From February __, 1999 until the receipt by the Agent of the quarterly financial statements of the Borrower for the fiscal quarter ended March 31,1999, the Applicable Margin shall be the highest Applicable Margin set forth above."

         (c) Section 1.1 of the Credit Agreement is hereby amended by adding thereto a definition of "Commitment Fee Rate" as follows:

         "COMMITMENT FEE RATE. As referred to as such in the table contained in the definition of "Applicable Margin"."

         (d) Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of the definition of "Consolidated EBITDA":



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                  "For purposes of calculating Consolidated EBITDA for any
                  period that includes the second fiscal quarter in the fiscal year ended December 31, 1998, a one time restructuring charge of $1,330,000 shall be added back to the calculation of Consolidated EBITDA for such period."

         (e) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Majority Banks" in its entirety and replacing it with the following:

                  "MAJORITY BANKS. As of any date, the Banks holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding principal amount of the Revolving Credit Notes on such date."

         (f) Section 2.2 of the Credit Agreement by deleting the words "at the rate of 0.2% per annum" from the third line thereof and inserting in lieu thereof the following words: "at a rate per annum equal to the Commitment Fee Rate".

         (g) Section 2.5(a) of the Credit Agreement is hereby amended by adding the words "PLUS the Applicable Margin" after the words "Prime Rate" in the third line of Section 2.5(a).

         (h) Section 2.5 of the Credit Agreement is hereby further amended by deleting the words "one and one-quarter of one percent (1.25%)" from the third and fourth lines of Section 2.5(b) and replacing in lieu thereof the words "Applicable Rate".

         (i) Section 8.5(b) of the Credit Agreement is hereby amended by deleting the word "and" prior to subclause (viii) and inserting in lieu thereof a semi-colon and by adding to the end of such subparagraph (b) the following additional subclauses;

                  "(ix) the total cash consideration to be paid in the proposed acquisition is less than $2,500,000; (x) the total cash consideration to be paid in the proposed acquisition, together with the total cash consideration paid in previous acquisitions during the immediately preceding twelve (12) months, is less than $5,000,000; and (xi) the aggregate consideration to be paid in the proposed acquisition, together with the aggregate consideration paid in all acquisitions during the immediately preceding twelve months, is less than or equal to $15,000,000."

         (j) Section 9.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "9.2 PROFITABLE OPERATIONS. The Borrower will not permit Consolidated Net Income for any fiscal quarter to be less than One Dollar ($1.00)."

         (k) Section 9.3 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:


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                  "9.3 LEVERAGE RATIO. The Borrower will not permit, as at the last day of each fiscal quarter, the Leverage Ratio to exceed 2.50:1."

         (l) Section 9.4 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "9.4 MINIMUM CONSOLIDATED EBITDA. The Borrower will maintain, as at the last day of any fiscal quarter, Consolidated EBITDA in an amount at least equal to the greater of (a) $5,300,000 or (b) ninety percent (90%) of Consolidated EBITDA for the immediately preceding fiscal quarter, all as determined for the four consecutive fiscal quarters of the Borrower ended on such date."

         (m) Section 9.5 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "9.5 MINIMUM RENTAL OCCUPANCY. The Borrower shall maintain minimum Rental Occupancy rates as follows: (a) the average Rental Occupancy rate during any month shall be equal to or greater than eighty-five percent (85%), except that for the month of December the average Rental Occupancy rate shall be equal to or greater than eighty-percent (80%); and (b) commencing as of June
30, 1999, the average Rental Occupancy for the immediately preceding twelve months shall be greater than ninety percent (90%). As used herein, the term "Rental Occupancy" means the ratio of the number of rental units for which the Borrower has executed lease agreements with subtenants to the total number of rental units for which the Borrower is then committed to pay rent."

         SECTION 3. WAIVER. The Borrower has requested the Bank to waive compliance with Section 8.4 of the Credit Agreement for the sole purpose of permitting the Borrower to repurchase up to 250,000 shares of its Common Stock listed on the American Stock Exchange at an aggregate repurchase price of up to $1,000,000 pursuant to the Borrower's stock buy back plan at any time during the period [commencing on the date hereof and ending December 31, 1999], (the "BuyBack"). The Bank hereby waives compliance with Section 8.4 of the Credit of Agreement for the sole purpose of permitting the BuyBack.

         SECTION 4. CONFIRMATION OF STOCK PLEDGE AGREEMENT. The parties hereto agree that all references to the "Credit Agreement" contained in the Stock Pledge Agreement and all Supplements thereto shall mean or refer to the Credit Agreement as amended and supplemented by this Third Amendment and as it may be further amended, supplemented, modified and restated and in effect from time to time, including without limitation any such amendment, supplement, modification or restatement which increases the amount of Indebtedness owing by the Borrower thereunder.

         SECTION 5. LOAN DOCUMENTS RATIFIED AND CONFIRMED. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented or amended by this Third


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Amendment and the other documents executed in connection herewith, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do, and shall continue to, secure the payment of all obligations under the Loan Documents, in each case as amended or supplemented pursuant to this Third Amendment.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to Fleet, Bank One and the Agent in connection herewith.

         (a) REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower in any of the Loan Documents, as amended by and through this Agreement, was true and correct when made and is true and correct on and as of the date hereof (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited as to such time or event), with the same full force and effect as if each of such representations and warranties had been made by such Borrower on the date hereof and in this Agreement.

         (b) EVENTS OF DEFAULT. No Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Agreement). No condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default.

         (c) BINDING EFFECT OF DOCUMENTS.

         1. This Agreement has been duly executed and delivered by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         2. The obligations of the Borrower to repay to Fleet and Bank One all of the unpaid principal of each of the Revolving Loans made pursuant to the Credit Agreement, as amended hereby, to pay to Fleet and Bank One all of the unpaid interest accrued or to accrue thereon, and to pay to Fleet and Bank One all of the other obligations of the Borrower are and will continue to be entitled to all of the benefits and to all of the security created by the Credit Agreement, the other Loan Documents and the Security Documents.

         SECTION 7. MISCELLANEOUS.

         (a) FEES, COSTS AND EXPENSES. Borrower shall pay, upon execution of this Amendment, the following facility fees:

         (i)      to Fleet, $20,000;
         (ii)     to Bank One, $5,000; and



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         (b) In addition to the foregoing fees, Borrower agrees to pay on demand all reasonable costs and expenses of the Agent, Fleet and the Bank One, including without limitation all reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Third Amendment and the other documents and instruments to be delivered herewith.

         (c) NO OTHER CHANGES. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement, the Revolving Credit Notes and each of the other Loan Documents and Security Documents remain unaltered, valid, binding and in full force and effect in the form existing immediately prior to the execution and delivery of this Agreement. Except as otherwise expressly provided by this Agreement, nothing herein is intended or shall be construed so as to: (a) limit, discharge, release, diminish or otherwise modify any indebtedness, obligations, liabilities or duties of Borrower, or (b) terminate, release, waive, or otherwise modify any mortgage, security interest, right, power or remedy of the Agent, Fleet or Bank One. This Agreement constitutes an instrument supplemental to the Credit Agreement and the other Loan Documents, which is to be construed together with and as part of the Loan Documents.

         (d) GOVERNING LAW. This Agreement is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Agreement and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (e) BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute one agreement. It shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto in making proof of this Agreement. Executed facsimile signature pages of this Agreement shall be acceptable to each of the parties.

         (g) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Agreement shall conflict in any respect with any of the terms of any of the Loan Documents, the terms of this Agreement shall be controlling.

                                     ******


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as an instrument under seal as of the date first above written.


                                        BRIDGESTREET ACCOMMODATIONS, INC.


                                        By: /s/ John Danneberg
                                           -----------------------------------
                                             Title: President


                                        BANK ONE, N.A.


                                        By:
                                           -----------------------------------
                                             Title:


                                        FLEET NATIONAL BANK


                                        By:
                                           -----------------------------------
                                             Title:


                                        FLEET NATIONAL BANK, as AGENT


                                        By:
                                           -----------------------------------
                                             Title:




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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as an instrument under seal as of the date first above written.


                                             BRIDGESTREET ACCOMMODATIONS, INC.


                                             By:
                                                -------------------------------
                                                  Title:

                                             BANK ONE, N.A.


                                             By:  /s/ Thomas R. Utgard
                                                -------------------------------
                                                  Title: Vice President


                                             FLEET NATIONAL BANK


                                             By:
                                                -------------------------------
                                                  Title:


                                             FLEET NATIONAL BANK, as AGENT


                                             By:
                                                -------------------------------
                                                  Title:




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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as an instrument under seal as of the date first above written.


                                           BRIDGESTREET ACCOMMODATIONS, INC.


                                           By:
                                                -------------------------------
                                                Title:


                                           BANK ONE, N.A.


                                           By:
                                                -------------------------------
                                                Title:


                                           FLEET NATIONAL BANK


                                           By:  /s/ Helen Balboni
                                                -------------------------------
                                                Title: Vice President


                                           FLEET NATIONAL BANK, as AGENT


                                           By:  /s/ Helen Balboni
                                                -------------------------------
                                                Title: Vice President


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